VARIABLE ANNUITY ACCOUNT B

                   Aetna Life Insurance and Annuity Company

                         Supplement Dated June 1, 1999
                           to May 3, 1999 Prospectus

GENERAL DESCRIPTION OF GET E

Series E of the Aetna GET Fund (GET E) is an investment option that may be available during the accumulation phase of the contract. Aetna Life Insurance and Annuity Company (the Company, we, our) makes a guarantee, as described below, when you direct money into GET E. Aeltus Investment Management, Inc. is the investment adviser to GET E.

We will offer GET E shares only during its offering period, which is scheduled to run from June 15, 1999 through the close of business on September 14, 1999. GET E may not be available under your contract, your plan or in your state. Please read the GET E prospectus for a more complete description of GET E, including its charges and expenses.

INVESTMENT OBJECTIVE OF GET E

GET E seeks to achieve maximum total return, without compromising a targeted minimum rate of return, by participating in favorable equity market performance during its guarantee period.

GET E's guarantee period runs from September 15, 1999 through September 14, 2004. During the offering period, all GET E assets will be invested in money market instruments, and during the guarantee period will be invested in a combination of fixed income and equity securities.

THE GET FUND GUARANTEE

The guarantee period for GET E will end on September 14, 2004, which is GET E's maturity date. We guarantee that the value of an accumulation unit of the GET E subaccount under the contract on the maturity date (as valued after the close of business on September 14, 2004), will not be less than its value as determined after the close of business on the last day of the offering period. If the value on the maturity date is lower than it was on the last day of the offering period, we will transfer funds from our general account to the GET E subaccount to make up the difference.

If you withdraw or transfer funds from GET E before the maturity date, we will process the transactions at the actual unit value next determined after we receive your order. The guarantee will not apply to these amounts or to amounts deducted as a maintenance fee, if applicable.

MATURITY DATE

Before the maturity date, we will send a notice to each contract holder who has amounts in GET E. This notice will remind you that the maturity date is approaching and that you must choose other investment options for your GET E amounts. If you do not make a choice, on the maturity date we will transfer your GET E amounts to another available series of the GET Fund that is accepting deposits. If no GET Fund series is available, we will transfer the account value to the fund or funds designated by the Company. We will make these transfers as of the unit value next determined after the transfer.

INCOME PHASE

GET E is not available during the income phase. You should not select this option if you wish to begin income payments or to make other withdrawals or transfers before the maturity date. You must transfer your GET E account value to another available investment option before you may elect an income phase payment option. As stated above, the Company's guarantee will not apply to amounts you withdraw or transfer before the maturity date.


X.GETERETAIL-99                                                 June 1999

REINVESTMENT

Some contracts allow you to reinvest all or a portion of the proceeds after a full withdrawal. If you withdraw amounts from GET E and then elect to reinvest them, we will reinvest them in a GET Fund series that is then accepting deposits, if one is available. If one is not available, we will reallocate your GET E amounts among the other investment options in which you were invested, on a pro rata basis.

The following information supplements the Fee Table contained in the prospectus:

FEES DEDUCTED FROM YOUR INVESTMENTS IN THE SUBACCOUNTS

In addition to the amounts currently listed under the heading "Fee Table" in the prospectus, we will make a daily deduction of a GET Guarantee Charge, equal on an annual basis to the percentage shown below, from the amounts allocated to the GET E investment option:

    GET E Guarantee Charge (deducted daily during the Guarantee Period) .. 0.50%
Maximum Total Separate Account Expenses .................................. 1.90%(1)

(1) The total separate account expenses that apply to your contract may be lower. Please refer to the "Fee Table" section of your prospectus.

The following information supplements the Fund Expense Table contained in the prospectus

Aetna GET Fund Series E Annual Expenses
(As a percentage of the average net assets)

                               Investment                             Total Fund Annual Expenses
                            Advisory Fees(1)   Other Expenses(2)    (after expense reimbursement)(3)
                            ----------------   -----------------    -------------------------------
Aetna GET Fund Series E            0.60%              0.15%                      0.75%

For more information regarding expenses paid out of assets of the fund, see the GET E prospectus.

The following information supplements the Hypothetical Examples contained in the prospectus.

-----------------------

(1) The Investment Advisory Fee will be 0.25% during the offering period. An annual management fee of 0.60% will apply during the guarantee period.

(2) "Other Expenses" include an annual fund administrative fee of 0.075% of the average daily net assets of GET E and any additional direct fund expenses.

(3) The investment adviser is contractually obligated through GET E's maturity date to waive all or a portion of its investment advisory fee and/or its administrative fee and/or to reimburse a portion of the fund's other expenses in order to ensure that the Total Fund Annual Expenses do not exceed 0.75% of the fund's average daily net assets. It is not expected that the fund's actual expenses without this waiver or reimbursement will exceed this amount.

Hypothetical Examples--Aetna GET Fund Series E

The following hypothetical example shows the fees and expenses paid over time if you invest $1,000 in the GET E investment option under the contract (until GET E's maturity date) and a 5% annual return on the investment.(4)

                                            Example A                        Example B
o This example is purely         If you withdraw your entire      If at the end of the periods
  hypothetical.                  account value at the end of      shown you (1) leave your
                                 the periods shown, you would     entire account value invested
o It should not be               pay the following expenses,      or (2) select an income phase
  considered a                   including any applicable early   payment option, you would pay
  representation of past or      withdrawal charge:               the following expenses (no
  future expenses or                                              early withdrawal charge is
  expected returns.                                               reflected):*

o Actual expenses and/or
  returns may be more or
  less than those shown in
  this example.

                                 1 year    3 years    5 years     1 year    3 years    5 years
                                 ------    -------    -------     ------    -------    -------
Aetna GET Fund Series E          $90       $137       $177        $27       $83        $142

-----------------------

(4) The examples shown above reflect an annual mortality and expense risk charge of 1.25%, an annual contract administrative expense charge of 0.15%, an annual GET E guarantee charge of 0.50%, a $30 annual maintenance fee that has been converted to a percentage of assets equal to .0.022%, and all charges and expenses of the GET E Fund. Example A reflects an early withdrawal charge of 7% of the purchase payments at the end of year 1, 6% at the end of year 3, and 4% at the end of year 5. (The expenses that you would pay under your contract may be lower. Please refer to the "Fee Table" section of your prospectus.)

* This example does not apply if during the income phase, you select a nonlifetime payment option with variable payments and a lump-sum withdrawal within three years after payments start. In this case, the lump sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge (refer to Example A).

                   APPENDIX DESCRIPTION OF UNDERLYING FUNDS

                           Aetna GET Fund (Series E)

Investment Objective

Seeks to achieve maximum total return without compromising a minimum targeted return (Targeted Return) by participating in favorable equity market performance during the guarantee period, from September 15, 1999, through September 14, 2004, the maturity date.

Policies

Prior to September 15, 1999, assets are invested entirely in money market instruments. After that date, assets are allocated between equities and fixed income securities. Equities consist primarily of common stocks. Fixed income securities consist primarily of short- to intermediate-term U.S. Government securities. The investment adviser uses a proprietary computer model to determine the percentage of assets to allocate between the fixed and the equity components. As the value of the equity component declines, more assets are allocated to the fixed component. Series E may also invest in other types of equity and debt securities and in futures.

Risks

The principal risks of investing in GET E are those generally attributable to stock and bond investing. The success of Series E's strategy depends on the investment adviser's skill in allocating assets between the equity and fixed components and in selecting investments within each component. Because Series E invests in both stocks and bonds, it may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. If at the inception of, or any time during, the guarantee period interest rates are low, Series E assets may be largely invested in the fixed component in order to increase the likelihood of achieving the Targeted Return at the maturity date. The effect of low interest rates on Series E would likely be more pronounced at the beginning of the guarantee period as the initial allocation of assets would include more fixed income securities. In addition, if during the guarantee period the equity markets experienced a major decline, Series E assets may become largely invested in the fixed component in order to increase the likelihood of achieving the Target Return at the maturity date. Use of the fixed component reduces Series E's ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is fully invested in equities.

Investment Adviser: Aeltus Investment Management, Inc.

X.GETERETAIL-99                                                        June 1999